COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 10:	COMMITMENTS AND CONTINGENT LIABILITIES

a.
Sapiens Technologies (1982) Ltd. ("Sapiens Technologies"), a subsidiary incorporated in Israel, was partially financed under programs sponsored by the Office of Chief Scientist ("OCS") for the support of certain research and development activities conducted in Israel.

In exchange for participation in the programs by the OCS, the Company agreed to pay 3.5% of total net consolidated license and maintenance revenue and 0.35% of the net consolidated consulting services revenue related to the software developed within the framework of these programs based on an understanding with the OCS reached in January 2012.

The royalties will be paid up to a maximum amount equaling 100%-150% of the grants provided by the OCS, linked to the dollar, and for grants received after January 1, 1999, bear annual interest at a rate based on LIBOR.

Royalties' expenses amounted to $514, $618 and $505 in 2013, 2014 and 2015, respectively, and are included in cost of revenues.

As of December 31, 2015, the Company had a contingent liability to pay royalties of $7,332.

b.	Lease commitments:

The Company leases office space, office equipment and various motor vehicles under operating leases.

1.
The Company's office space and office equipment are rented under several operating leases. Future minimum lease commitments under non-cancelable operating leases for the years ended December 31, were as follows:

2016	$4,590
2017	3,989
2018	3,746
2019	3,363
2020 and thereafter	1,356

$17,044

Rent expense for the years ended December 31, 2013, 2014 and 2015 was $3,370, $3,782 and $4,418 respectively.

2.	The Company leases its motor vehicles under cancelable operating lease agreements.

The minimum payment under these operating leases, upon cancellation of these lease agreements was $173 as of December 31, 2015.

c.
The Company has provided bank guarantees in the amount of $1,076 as security for the rent to be paid for its leased offices. The bank guarantees is valid through February 2016 and thereafter was renewed in an amount of approximately $600 which will be valid through February 2017. As of December 31, 2015, the Company had restricted bank deposits of $487 in favor of the bank guarantees.

As of December 31, 2015, the Company has provided bank guarantees in the amount of $582 as security for the performance of various contracts with customers and suppliers.

In order to secure a credit line for one of Sapiens' subsidiaries, the Company has created a general floating pledge on that subsidiary's assets in favor of the bank providing the line of credit.

d.	On August 27, 2015, the Company's wholly-owned subsidiary was summoned to a hearing at a court in Amsterdam in connection with a claim initiated against it by one of its customers.

Although the software system provided by the subsidiary has been used by the customer since 2008, the customer now claims that the software system furnished to the customer did not comply with the requirements of the customer and that the subsidiary failed to correct errors in the software systems in accordance with the service level agreement between the parties. The remedies sought by the customer are (i) termination of all contracts with the subsidiary and (ii) refund of all amounts paid by the customer to the subsidiary under the foregoing contracts plus damages in an aggregate amount of approximately €21.5 million.

As of the date of publication of these financial statements, the Company is examining together with its advisors the foregoing claim, the obligations of the subsidiary under the contracts with the customer (including limitations on liability thereunder) and the availability of insurance coverage with respect to the claim.  The Company has included in these financial statements a provision which reflects the current estimate of the potential outcome of the foregoing claim.